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                                                                    EXHIBIT 99.9

                 REGULATION AB AMENDMENT TO SERVICING AGREEMENT

     This REGULATION AB AMENDMENT TO SERVICING AGREEMENT dated as of March 1, 2006 (the "Amendment") between WASHINGTON MUTUAL BANK, a savings bank organized under the laws of the United States, as servicer (the "Servicer"), and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, as owner (the "Owner"), is made with respect to the Servicing Agreement dated as of November 1, 2005, (the "Original Servicing Agreement") between the Servicer and the Owner. Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Original Servicing Agreement.

     The parties wish to amend the Original Servicing Agreement in order to facilitate compliance by the Owner and its assignees with Regulation AB (as defined below).

     Accordingly, the parties agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

     SECTION 1.1. DEFINITIONS

     (a) Article 1 of the Original Servicing Agreement is amended by adding the following definitions:

          Commission: The United States Securities and Exchange Commission.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Issuing Entity: The issuing entity, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents, to the extent such master servicer is responsible for executing the Sarbanes Certification or any other report filed with the Commission under the Exchange Act.

          Participating Entity: As defined in Section 8.7(a)(iii).

          Permitted Reconstitution: As defined in Section 8.1(a).

          Reconstitution: Any Securitization Transaction or Whole Loan Transfer.


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          Reconstitution Agreement: An agreement or agreements entered into by the Servicer and the Owner and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
     AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Required Notice: With respect to any Reconstitution, 15 days' prior written notice (i) accompanied by loan-level data with respect to the Mortgage Loans intended for inclusion in such Reconstitution and (ii) specifying the percentage of mortgage loans in the entire related transaction that consist of Mortgage Loans.

          Sarbanes Certification: As defined in Section 8.7(a)(iv).

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
     (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Servicer Information: The information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.5(a) and (b).

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in
     Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.


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          Subservicer: Any Person that services Mortgage Loans on behalf of the
     Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     (b) Article 1 of the Original Servicing Agreement is amended by amending and restating the following definitions in their entirety:

          Disclosure Document: With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum or offering circular prepared in connection with such Securitization Transaction.

          Portfolio Loans: As defined in Section 8.1(e).

          Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

     (c) Article 1 of the Original Servicing Agreement is amended by deleting the following definitions: "Certification Cure Deadline," "Pass-Through Transfer" and "Servicer's Information."

     (d) The following provisions of the Original Servicing Agreement shall cease to be effective as of December 31, 2006: Sections 4.4 and 4.5 and the related definitions of "Indemnitee," "Management Assertion" and "USAP" in
Article 1.

     (e) Section 5.6 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

     SECTION 5.6 TRANSFER OF MORTGAGE LOANS

          (a) The Owner shall have the right, without the consent of the Servicer, to assign its interest under this Agreement with respect to any Mortgage Loans; provided, however, that (i) the Owner shall give the Servicer Required Notice prior to any such assignment of its interest under this Agreement and (ii) in connection with any Reconstitution, the Owner shall comply with the provisions of Section 8.1(a) hereof. The Owner shall also have the right to designate any Person to exercise the rights of Owner hereunder to the extent provided in Section 8.1(f) of this Agreement. In any such case, all references to the Owner shall be deemed to include such assignee.

          (b) The Servicer shall keep books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or any Mortgage Loan unless the books and records show such person as the owner of such Mortgage Loan. Upon receipt of a written notice from the Owner of any assignment of any


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     Mortgage Loan, the Servicer shall mark its books and records to reflect the ownership of such Mortgage Loan by such assignee.

     (f) Section 6.1 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

     SECTION 6.1. EVENTS OF DEFAULT

          In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

               (i) any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer, from the Owner; or

               (ii) except as otherwise provided in clause (viii) or (ix) below, any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

               (iv) the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all, or substantially all, of the Servicer's property; or

               (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) the Servicer shall fail to be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac in good standing; or

               (vii) the Servicer shall attempt to assign this Agreement or the servicing responsibilities hereunder in contravention of this Agreement; or


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               (viii) any failure by the Servicer, any Subservicer or
     Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 8.4(b), 8.5(b), 8.5(c) or 8.5(d); or

               (ix) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 8.6 or 8.7, including any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (unless such failure to identify a Subcontractor as a Participating Entity was attributable solely to the role or function of such Subcontractor with respect to mortgage loans other than Mortgage Loans), which failure continues unremedied for five calendar days after the date on which such information, report, certification or accountants' letter was required; or

               (x) failure by the Servicer to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located;

     then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the "Defaulted Servicer"), may, in addition to whatever rights the Owner may have at law or equity, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement pursuant to Section 7.2, and may exercise any and all other remedies available at law or at equity. Notwithstanding the foregoing, with respect to any failure described in clause (viii) or (ix) above, in the event that the Defaulted Servicer (or any applicable Subservicer or Subcontractor) delivers any missing information, report, certification or accountants' letter, following the date on which such delivery is due (and, in the case of clause (ix) following the expiration of the five calendar day cure period provided therein), and the Master Servicer or Depositor, as the case may be, despite such late delivery, files the related Exchange Act report on time without having to file a Form 12b-25 related to a notification of an inability to make a timely Exchange Act report filing and the Servicer indemnifies and promptly reimburses the Master Servicer and Depositor pursuant to Section 8.9(b) for all costs and expenses incurred as a result of such delay, any notice given by the Master Servicer declaring an Event of Default shall be automatically revoked and the delay in providing the missing information, report, certification or accountants' letter shall cease to constitute an Event of Default. Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.1. Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and place in such successor's possession or control all Collateral Files and Credit Files, and do or


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     cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than forty-five (45) Business Days following the Owner's request therefor. The Defaulted Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor of all cash amounts that have been credited by the Defaulted Servicer to the Account or the Escrow Account at the time of transfer, and all other amounts that may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement. The Defaulted Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor as such are incurred, in connection with the termination of the Defaulted Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.

     (g) Article 8 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

                                    ARTICLE 8
                    RECONSTITUTIONS; REGULATION AB COMPLIANCE

     SECTION 8.1 RECONSTITUTIONS; SERVICER'S PURCHASE RIGHT, APPOINTMENT OF MASTER SERVICER

          (a) The Owner and the Servicer agree that in connection with any Reconstitution meeting the requirements of this Section 8.1(a) (a "Permitted Reconstitution"), the Owner may, in its sole discretion, upon Required Notice to the Servicer, assign its rights under this Agreement with respect to some or all of the Mortgage Loans subject to such Reconstitution provided that no such Reconstitution may be effected by Owner or any of its permitted assignees with respect to the Mortgage Loans if, as a result thereof: (i) more than three (3) investors would own Mortgage Loans in such Loan Pool at any one time; provided, that the Purchaser's completion of a Clean-Up Transfer (as defined below) shall not be counted for purposes of this subclause (i); (ii) the Owner or its designee shall fail to use commercially reasonable efforts to provide the Servicer with initial drafts of all documents for which the Servicer is requested to become a party in connection with such Reconstitution at least ten (10) days prior to the related settlement date (the "Subsequent Transfer Settlement Date"); (iii) the Owner or its designee shall fail to use commercially reasonable efforts to provide the Servicer with a final list of the Mortgage Loans subject to such Reconstitution at least two (2) Business Days prior to the related Subsequent Transfer Settlement Date;
     (iv) no Mortgage Loan shall be subject to more than one (1) Reconstitution in any given Due Period; (v) the related Subsequent Transfer Settlement Date occurs on or prior to the related Servicing Cut-Off Date; or (vi) any single investor would own Mortgage Loans having an aggregate unpaid principal


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     balance immediately following such Reconstitution of less than $5,000,000;
     provided, that the Purchaser may complete one Reconstitution with a pool having an aggregate unpaid principal balance of less than $5,000,000 (such transfer a "Clean-Up Transfer").

          (b) The Owner shall promptly notify the Servicer if the percentage of Mortgage Loans in the entire related transaction increases above the percentage specified in the Required Notice.

          (c) The Owner shall reimburse the Servicer for all reasonable out-of-pocket expenses, including attorneys' fees, incurred by the Servicer in connection with any Reconstitution.

          (d) With respect to any Permitted Reconstitution, the Servicer shall
     (i) provide the Owner with information and appropriate verification of information in its possession or control as may reasonably be necessary in order to effect such Reconstitution (and, to the extent any such information is in the possession or control of any third party, use commercially reasonable efforts to cause such third party to provide such information) and (ii) cooperate with all reasonable requests and due diligence procedures not otherwise addressed herein.

          (e) If, at any time, the aggregate Unpaid Principal Balance of any Mortgage Loans serviced hereunder and retained by the Owner ("Portfolio Loans") is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans as of the related Closing Date, the Servicer may elect, in its sole discretion, to purchase such Portfolio Loans. The purchase price of Mortgage Loans purchased by the Servicer pursuant to this Section 8.1(e) shall equal the lesser of (i) the aggregate fair market value of such Mortgage Loans at the time of purchase by the Servicer and (ii) the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance at the applicable Net Rate from the date to which interest has last been paid and distributed to the Owner to, and including, the last day of the month in which such purchase occurs.

          (f)(i) Notwithstanding anything to the contrary contained in this Agreement, the Owner shall have the right, in its sole discretion, upon (x) thirty (30) days' prior written notice to the Servicer with respect to any Portfolio Mortgage Loans or (y) fifteen (15) days' prior written notice to the Servicer with respect to any Permitted Reconstitution, to appoint and designate a master servicer (the "Master Servicer"), as master servicer of Mortgage Loans. Upon receipt of written notice of such appointment, the Servicer shall promptly enter into a servicing agreement (a "Reconstituted Servicing Agreement") to service the Mortgage Loans for the Master Servicer in accordance with the Master Servicer's requirements; provided, however, that the Servicer shall be under no obligation to enter into any Reconstituted Servicing Agreement unless the obligations and duties of the Servicer as a subservicer thereunder (A) are not materially different from than those set forth herein, (B) do not cause undue


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     burden on the Servicer, (C) do not expand in any material respect any of the obligations, duties or liabilities of the Servicer hereunder and (D) will not result in any increased cost to the Servicer. If the Servicer and the Master Servicer enter into a Reconstituted Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of the Reconstituted Servicing Agreement and, to the extent inconsistent therewith, the servicing provisions set forth in this Agreement shall be superseded by the Reconstituted Servicing Agreement. If the Servicer and the Master Servicer do not enter into a Reconstituted Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of this Agreement.

               (ii) Upon appointment of a Master Servicer in accordance with
     Section 8.1(f)(i), the Servicer shall correspond and communicate solely with the Master Servicer regarding the servicing of the Mortgage Loans. The Master Servicer shall have the right as designee of the Owner to enforce the covenants and conditions set forth in this Agreement, and the Servicer shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Owner. The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Owner, and the Servicer shall be entitled to rely on such waivers and consents as if such waivers or consents were the waivers or consents of the Owner. The Master Servicer is empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Owner's designee hereunder, and such amendments or modifications shall be binding upon the Owner as if the Owner had executed and delivered the same.

               (iii) Upon receipt of notice of termination of the Master Servicer, the Servicer shall no longer deal with the Master Servicer and shall instead deal directly with the Owner. From and after receipt of such notice of termination of the Master Servicer, the Servicer shall service the applicable Mortgage Loans in accordance with the provisions of this Agreement and shall give no effect to any Master Servicing Agreement entered into with the Master Servicer.

     SECTION 8.2 RECONSTITUTION AGREEMENTS

          In connection with each Permitted Reconstitution, the Servicer shall:

               (i) execute and deliver a Reconstitution Agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and in the Purchase Agreement and, in the case of a Securitization Transaction, that are customary for publicly offered securities or privately placed securities, as the case may be, backed by mortgage loans similar to the Mortgage Loans included in such Securitization Transaction, provided that (A) any servicing reporting requirements must be consistent with the standard practices of the


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     Servicer; and (B) such Reconstitution Agreement does not expand in any material respect any of the obligations, duties or liabilities of the Servicer under this Agreement or result in any increased cost to the Servicer;

               (ii) with respect to any Securitization Transaction in which all or substantially all of the mortgage loans in the entire related transaction consist of Mortgage Loans, (A) execute and deliver a pooling and servicing agreement that meets the requirements of clause (i) above, provided that each of the parties to such pooling and servicing agreement negotiates in good faith any terms or conditions in such pooling and servicing agreement not specifically referenced or provided for under this Agreement or the Purchase Agreement; and (B) provide the Owner with opinions of counsel as to the Servicer's corporate authority and the enforceability of the pooling and servicing agreement against the Servicer and certificates from public officials, each as the Servicer shall reasonably determine to be necessary to effect such Securitization Transaction; and

               (iii) in the event the Owner or its assignee elects to appoint and designate a master servicer of Mortgage Loans pursuant to a Reconstitution Agreement, (A) the Servicer shall service the Mortgage Loans, and remit and report to the master servicer, in accordance with the terms of this Agreement and the related Reconstitution Agreement; (B) the master servicer shall have the right as designee of the Owner to enforce the covenants and conditions set forth in, and to give any waivers or consents required or allowed under, this Agreement on behalf of the Owner; and (C) the Servicer shall follow and shall be entitled to rely on the instructions and any waiver or consents of the master servicer under this Agreement as if such instructions were the instructions of the Owner.

     SECTION 8.3 INTENT OF THE PARTIES; REASONABLENESS

          The Owner and the Servicer acknowledge and agree that the purpose of Sections 8.4, 8.5, 8.6, 8.7, 8.8 and 8.9 is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser and any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

          Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the


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     requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, the Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each party agrees that it shall cooperate in good faith to amend this Amendment and/or the Original Servicing Agreement in light of any changes in the interpretations of the requirements of Regulation AB over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and the Master Servicer to deliver to the Owner (including any of its assignees or designees), the Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or such Depositor to permit the Owner, the Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or such Depositor to be necessary in order to effect such compliance.

          The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

     SECTION 8.4 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SERVICER

          (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or such Depositor under Section 8.5 for a Permitted Reconstitution that, except as disclosed in writing to the Owner or such Depositor, as applicable: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial


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     condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB (other than the affiliation between the Servicer and Washington Mutual Bank fsb and Washington Mutual Mortgage Securities Corp.).

          (b) If so requested by the Owner, the Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner or such Depositor under Section 8.5, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 8.4(a) or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     SECTION 8.5 INFORMATION TO BE PROVIDED BY THE SERVICER

          In connection with any Securitization Transaction that is a Permitted Reconstitution, the Servicer shall (x) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in Sections 8.5(a) and (d), and (y) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in Section 8.5(b).

          (a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and, as applicable, each Subservicer, as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

               (i) the Servicer's and each Subservicer's form of organization;

               (ii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer;

               (iii) a description of any affiliation or relationship between the Servicer and each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any

     Depositor in writing not less than five (5) Business Days in advance of such Securitization Transaction:

                    (A)  the Sponsor;

                    (B)  the Depositor;

                    (C)  the Issuing Entity;

                    (D)  any servicer;

                    (E)  any trustee;

                    (F)  any originator;

                    (G)  any significant obligor;

                    (H)  any enhancement or support provider; and

                    (I)  any other material transaction party.

               (iv) a description of how long the Servicer and each Subservicer have been servicing residential mortgage loans; a general discussion of the Servicer's and each Subservicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's and each Subservicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreement; information regarding the size, composition and growth of the Servicer's and each Subservicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer and each Subservicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (A) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer or any Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (B) the extent of outsourcing the Servicer and each Subservicer utilizes;

                    (C) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer or any Subservicer during the three-year period immediately preceding the related Securitization Transaction;

                    (D) whether the Servicer or any Subservicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                    (E) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (v) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's and each Subservicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans;

               (vi) information regarding the Servicer's and each Subservicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer or Subservicer could have a material adverse effect on the performance by the Servicer or Subservicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (vii) information regarding advances made by the Servicer and each Subservicer on the Mortgage Loans and the Servicer's and Subservicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer or Subservicer to the effect that the Servicer or Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (viii) a description of the Servicer's and each Subservicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (ix) a description of the Servicer's and each Subservicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

               (x) information as to how the Servicer and each Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (b) For the purpose of satisfying the Purchaser's or any Depositor's reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) within five Business Days following such request (i) notify the Owner, the Master Servicer and such Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a

     Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (iii) of Section 8.5(a) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) the Servicer's failure be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing and (D) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under the Agreement or any Reconstitution Agreement and (ii) provide to the Owner and such Depositor a description of such proceedings, affiliations or relationships.

          (c) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and such Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or such Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (d) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement:

               (i) The Servicer or any Subservicer shall, to the extent the Servicer or such Subservicer has knowledge thereof, provide to the party responsible for filing distribution reports on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or such Subservicer notice of the occurrence of any of the following events along with all information as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referred to below):

                    (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                    (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                    (C) any repurchases of Mortgage Loans (Item 1121(a)(14) of Regulation AB).

               The foregoing information shall be provided in such form as may be mutually agreed by the Servicer and the Master Servicer.

               (ii) Upon request of the Depositor or Master Servicer, the Servicer shall provide to the Purchaser, the Master Servicer and any Depositor, (A) evidence of the authorization of the person signing any certification or statement and (B) to supplement the publicly available financial statements of the Servicer, such financial information and other information related to the Servicer or any Subservicer or to the Servicer's or such Subservicer's performance hereunder that can be provided without violation of any applicable law and is reasonably available to the Servicer without unreasonable effort or expense.

     SECTION 8.6. SERVICER COMPLIANCE STATEMENT

          On or before March 10 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, the Master Servicer and any Depositor a statement of compliance addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     SECTION 8.7 REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION

          (a) On or before March 10 of each calendar year, commencing in 2007, the Servicer shall:

               (i) deliver to the Owner, the Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, the Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on EXHIBIT H hereto;

               (ii) deliver to the Owner, the Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, the Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer and each Subcontractor determined by the Servicer pursuant to Section 8.8(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each such Subcontractor, a "Participating Entity"), to deliver to the Owner, the Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 8.7(a); and

               (iv) deliver, and cause each Subservicer and each Participating Entity to deliver, to the Purchaser, any Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
     2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of such Person, in the form attached hereto as EXHIBIT D.

     The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will require delivery of a certification under clause (iv) above unless such Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans. Further, no certification delivered under clause (iv) above shall be filed by the Owner or such Depositor or any designee thereof as an exhibit to, or otherwise included in, any filing with the Commission.

          (b) Each assessment of compliance provided by a Subservicer pursuant to Section 8.7(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of EXHIBIT H hereto delivered to the Owner on or prior to the date on which such Subservicer is appointed. An assessment of compliance provided by a Subcontractor pursuant to Section 8.7(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 8.8(b).

     SECTION 8.8 USE OF SUBSERVICERS AND SUBCONTRACTORS

          The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 8.8. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 8.8.

          (a) It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 8.8(a) and with Sections 8.4, 8.5(a), (c) and (d), 8.6, 8.7 and 8.9 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.5(b) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under
     Section 8.6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 8.7 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.7 as and when required to be delivered.

          (b) It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, the Master Servicer and any Depositor (or any designee of such Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 8.7 and 8.9 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 8.7, in each case as and when required to be delivered.

     SECTION 8.9 INDEMNIFICATION; REMEDIES

          (a) With respect to any Securitization Transaction for which Servicer Information is included in a related Disclosure Document, the Servicer, on the one hand, and the Owner and the Depositor, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as
     EXHIBIT I hereto, pursuant to which each such party shall indemnify the other party or parties and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act) for the matters set forth in such Indemnification Agreement.

          (b) The Servicer shall indemnify and hold harmless each of the Owner, the Master Servicer, each Person, if any, who "controls" the Owner or the Master Servicer within the meaning of the Securities Act of 1933, as amended, and their respective officers, directors and employees (collectively, the "Indemnitees") against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Indemnitee may sustain in direct connection with, or arising out of, third party claims based on, (i) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants' letter or other material when and as required pursuant to Section 8.5(b), (c) or (d),
     Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (ii) any material misstatement or omission in any Sarbanes Certification made in reliance on any material misstatement or omission contained in any officer's certificate provided pursuant to Section 8.6 or Section 8.7(a)(iv), (iii) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section 8.7(a)(i),
     (iv) any material misstatement or omission contained in any information provided by the Servicer, any Subservicer or any Subcontractor pursuant to
     Section 8.4(b) or Section 8.5(b) or (d) or (v) any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) and made as of a date prior to the Closing Date of the related Securitization Transaction, to the extent that such breach is not cured by such Closing Date. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnitee, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnitee as a result of the losses, claims, damages or liabilities of the Indemnitee arising out of clauses
     (i), (ii) or (iii) of the preceding sentence in such proportion as is appropriate to reflect the relative fault of the Indemnitee on the one hand and the Servicer on the other.

          For purposes of this Section 8.9(b), "third party claims" shall include claims brought against an Indemnitee by any agent or affiliate of such Indemnitee where such claims arise out of, or are based on, (A) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants' letter or other material when and as required pursuant to Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (B) any material misstatement or omission in any Sarbanes Certification made in reliance on any material misstatement or omission contained in any officer's certificate provided pursuant to Section 8.6 or Section 8.7(a)(iv), (C) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section 8.7(a)(i) or (D) any material misstatement or omission contained in any information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.4(b) or Section 8.5(b) or (d).

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

          In the case of any failure of performance described in clause (i) of this Section 8.9(b), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (c) The Owner shall indemnify and hold harmless the Servicer and, if applicable, any Subservicer or Participating Entity, and each Person who controls any of such parties (within the meaning of Section 20 of the Exchange Act), and shall hold each of them harmless from and against any losses damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission under the Exchange Act or the omission or alleged omission to state in any filing with the Commission under the Exchange Act a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any information provided or required to be provided by the Servicer or any Subservicer or Participating Entity (i) pursuant to Sections 8.4(b), 8.5(b), 8.5(c), 8.5(d), 8.6, 8.7(a)(i) or 8.7(a)(iv) or
     (ii) in any servicing report under this Agreement.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (d) Notwithstanding anything in this Section 8.9 to the contrary, in no event shall the Servicer have any liability for any indirect, special, consequential or punitive damages, losses, costs or expenses incurred by the Owner or any other party entitled to indemnification or other remedies hereunder.

     SECTION 8.10 THIRD PARTY BENEFICIARY

          For purposes of Sections 8.3, 8.4(b), 8.5(b), (c) and (d), 8.6, 8.7,
     8.8 and 8.9 and any related provisions, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits of the foregoing provisions as if it were a direct party to this Agreement.

     (h) The Original Servicing Agreement is amended by substituting EXHIBIT D attached hereto for Exhibit D to the Original Servicing Agreement.

     (i) The Original Servicing Agreement is amended by adding the following exhibits:

          EXHIBIT H Servicing Criteria

          EXHIBIT I Form of Indemnification Agreement

                                   ARTICLE II
                                  MISCELLANEOUS

     SECTION 2.1 CONDITIONS TO EFFECTIVENESS

     This Amendment shall be effective upon the execution and delivery by both parties of this Amendment.

     SECTION 2.2 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT AND THE SERVICING AGREEMENT

     Each reference in the Servicing Agreement to "this Agreement" or otherwise to the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby. Each reference to the Servicing Agreement in the Purchase Agreement or in any other document or agreement executed in connection therewith or with the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby.

     SECTION 2.3 RATIFICATION

     The Servicing Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue unimpaired and in full force and effect in accordance with the provisions thereof, as amended or modified on or prior to the date hereof and as hereby amended.

     SECTION 2.4 APPLICABLE LAW

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

     SECTION 2.5 SEVERABILITY

     Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

     SECTION 2.6 COUNTERPARTS

     This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each party hereto.

                            [Signature page follows]

     The Servicer and the Owner have caused this Regulation AB Amendment to Servicing Agreement to be executed as of the date set forth above.

SERVICER:

                                        WASHINGTON MUTUAL BANK
                                        a federally chartered savings bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


OWNER:

                                        MERRILL LYNCH MORTGAGE LENDING, INC.
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT D

                          FORM OF ANNUAL CERTIFICATION

     Re: The [___________] agreement dated as of [_______], 200[_] (the
         "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Washington
Mutual Bank (the "Servicer"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"); the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"); the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"); and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicing Information");

          (2) Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

          (3) Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

          (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

     [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT H

                               SERVICING CRITERIA

     The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address the criteria identified as below as "Applicable Servicing Criteria":

                                   SERVICING CRITERIA                 APPLICABLE
-------------------------------------------------------------------    SERVICING
     REFERENCE                          CRITERIA                       CRITERIA
------------------   ----------------------------------------------   ----------
                            GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)        Policies and procedures are instituted to             X
                     monitor any performance or other triggers and
                     events of default in accordance with the
                     transaction agreements.

1122(d)(1)(ii)       If any material servicing activities are              X
                     outsourced to third parties, policies and
                     procedures are instituted to monitor the third
                     party's performance and compliance with such
                     servicing activities.

1122(d)(1)(iii)      Any requirements in the transaction agreements
                     to maintain a back-up servicer for the
                     mortgage loans are maintained.

1122(d)(1)(iv)       A fidelity bond and errors and omissions              X
                     policy is in effect on the party participating
                     in the servicing function throughout the
                     reporting period in the amount of coverage
                     required by and otherwise in accordance with
                     the terms of the transaction agreements.

                           CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)        Payments on mortgage loans are deposited into         X
                     the appropriate custodial bank accounts and
                     related bank clearing accounts no more than
                     two business days following receipt, or such
                     other number of days specified in the
                     transaction agreements.

1122(d)(2)(ii)       Disbursements made via wire transfer on behalf        X
                     of an obligor or to an investor are made only
                     by authorized personnel.

1122(d)(2)(iii)      Advances of funds or guarantees regarding             X
                     collections, cash flows or distributions, and
                     any interest or other fees charged for such
                     advances, are made, reviewed and approved as
                     specified in the transaction agreements.

1122(d)(2)(iv)       The related accounts for the transaction, such        X
                     as cash reserve accounts or accounts
                     established as a form of
                     overcollateralization, are separately
                     maintained (e.g., with respect to commingling
                     of cash) as set forth in the transaction
                     agreements.

                                   SERVICING CRITERIA                 APPLICABLE
-------------------------------------------------------------------    SERVICING
     REFERENCE                          CRITERIA                       CRITERIA
------------------   ----------------------------------------------   ----------
1122(d)(2)(v)        Each custodial account is maintained at a             X
                     federally insured depository institution as
                     set forth in the transaction agreements. For
                     purposes of this criterion, "federally insured
                     depository institution" with respect to a
                     foreign financial institution means a foreign
                     financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.

1122(d)(2)(vi)       Unissued checks are safeguarded so as to              X
                     prevent unauthorized access.

1122(d)(2)(vii)      Reconciliations are prepared on a monthly             X
                     basis for all asset-backed securities related
                     bank accounts, including custodial accounts
                     and related bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30 calendar days
                     after the bank statement cutoff date, or such
                     other number of days specified in the
                     transaction agreements; (C) reviewed and
                     approved by someone other than the person who
                     prepared the reconciliation; and (D) contain
                     explanations for reconciling items. These
                     reconciling items are resolved within 90
                     calendar days of their original
                     identification, or such other number of days
                     specified in the transaction agreements.

                           INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)        Reports to investors, including those to be           X
                     filed with the Commission, are maintained in
                     accordance with the transaction agreements and
                     applicable Commission requirements.
                     Specifically, such reports (A) are prepared in
                     accordance with timeframes and other terms set
                     forth in the transaction agreements; (B)
                     provide information calculated in accordance
                     with the terms specified in the transaction
                     agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and
                     (D) agree with investors' or the trustee's
                     records as to the total unpaid principal
                     balance and number of mortgage loans serviced
                     by the Servicer.

1122(d)(3)(ii)       Amounts due to investors are allocated and            X
                     remitted in accordance with timeframes,
                     distribution priority and other terms set
                     forth in the transaction agreements.

1122(d)(3)(iii)      Disbursements made to an investor are posted          X
                     within two business days to the Servicer's
                     investor records, or such other number of days
                     specified in the transaction agreements.

1122(d)(3)(iv)       Amounts remitted to investors per the investor        X
                     reports agree with cancelled checks, or other
                     form of payment, or custodial bank statements.

                                   SERVICING CRITERIA                 APPLICABLE
-------------------------------------------------------------------    SERVICING
     REFERENCE                          CRITERIA                       CRITERIA
------------------   ----------------------------------------------   ----------
                                POOL ASSET ADMINISTRATION

1122(d)(4)(i)        Collateral or security on mortgage loans is           X
                     maintained as required by the transaction
                     agreements or related mortgage loan documents.

1122(d)(4)(ii)       Mortgage loan and related documents are               X
                     safeguarded as required by the transaction
                     agreements

1122(d)(4)(iii)      Any additions, removals or substitutions to           X
                     the asset pool are made, reviewed and approved
                     in accordance with any conditions or
                     requirements in the transaction agreements.

1122(d)(4)(iv)       Payments on mortgage loans, including any             X
                     payoffs, made in accordance with the related
                     mortgage loan documents are posted to the
                     Servicer's obligor records maintained no more
                     than two business days after receipt, or such
                     other number of days specified in the
                     transaction agreements, and allocated to
                     principal, interest or other items (e.g.,
                     escrow) in accordance with the related
                     mortgage loan documents.

1122(d)(4)(v)        The Servicer's records regarding the mortgage         X
                     loans agree with the Servicer's records with
                     respect to an obligor's unpaid principal
                     balance.

1122(d)(4)(vi)       Changes with respect to the terms or status of        X
                     an obligor's mortgage loans (e.g., loan
                     modifications or re-agings) are made, reviewed
                     and approved by authorized personnel in
                     accordance with the transaction agreements and
                     related pool asset documents.

1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g.,            X
                     forbearance plans, modifications and deeds in
                     lieu of foreclosure, foreclosures and
                     repossessions, as applicable) are initiated,
                     conducted and concluded in accordance with the
                     timeframes or other requirements established
                     by the transaction agreements.

1122(d)(4)(viii)     Records documenting collection efforts are            X
                     maintained during the period a mortgage loan
                     is delinquent in accordance with the
                     transaction agreements. Such records are
                     maintained on at least a monthly basis, or
                     such other period specified in the transaction
                     agreements, and describe the entity's
                     activities in monitoring delinquent mortgage
                     loans including, for example, phone calls,
                     letters and payment rescheduling plans in
                     cases where delinquency is deemed temporary
                     (e.g., illness or unemployment).

                                   SERVICING CRITERIA                 APPLICABLE
-------------------------------------------------------------------    SERVICING
     REFERENCE                          CRITERIA                       CRITERIA
------------------   ----------------------------------------------   ----------
1122(d)(4)(ix)       Adjustments to interest rates or rates of             X
                     return for mortgage loans with variable rates
                     are computed based on the related mortgage
                     loan documents.

1122(d)(4)(x)        Regarding any funds held in trust for an              X
                     obligor (such as escrow accounts): (A) such
                     funds are analyzed, in accordance with the
                     obligor's mortgage loan documents, on at least
                     an annual basis, or such other period
                     specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited,
                     to obligors in accordance with applicable
                     mortgage loan documents and state laws; and
                     (C) such funds are returned to the obligor
                     within 30 calendar days of full repayment of
                     the related mortgage loans, or such other
                     number of days specified in the transaction
                     agreements.

1122(d)(4)(xi)       Payments made on behalf of an obligor (such as        X
                     tax or insurance payments) are made on or
                     before the related penalty or expiration
                     dates, as indicated on the appropriate bills
                     or notices for such payments, provided that
                     such support has been received by the servicer
                     at least 30 calendar days prior to these
                     dates, or such other number of days specified
                     in the transaction agreements.

1122(d)(4)(xii)      Any late payment penalties in connection with         X
                     any payment to be made on behalf of an obligor
                     are paid from the servicer's funds and not
                     charged to the obligor, unless the late
                     payment was due to the obligor's error or
                     omission.

1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are        X
                     posted within two business days to the
                     obligor's records maintained by the servicer,
                     or such other number of days specified in the
                     transaction agreements.

1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible          X
                     accounts are recognized and recorded in
                     accordance with the transaction agreements.

1122(d)(4)(xv)       Any external enhancement or other support,
                     identified in Item 1114(a)(1) through (3) or
                     Item 1115 of Regulation AB, is maintained as
                     set forth in the transaction agreements.

                                        [WASHINGTON MUTUAL BANK]

                                        ----------------------------------------
                                        [NAME OF SUBSERVICER]

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

                        FORM OF INDEMNIFICATION AGREEMENT

                                __________, 200__

[Depositor]

[Owner]

     Re:  [Issuer Name], [Title of Securities], Series [____-____], Class [___]

Ladies and Gentlemen:

Reference is hereby made to the [Offering Document] (the "Offering Materials"), dated as of ________, 200_ relating to _____________, Series ____________ (the
"Securities").

[Each of] Washington Mutual Bank [and Washington Mutual Bank fsb] (each, a "Seller" and together, the "Sellers"), severally and not jointly, agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless (i) [Depositor] (the "Depositor"), (ii) [Owner] (the "Owner"), and
(iii) each person, if any, who controls the Depositor or the Owner within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") ((i) through
(iii) collectively, the "Depositor indemnified party") against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Depositor indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon (a) any untrue statement of alleged untrue statement of a material fact contained in the information with respect to such Seller attached hereto as EXHIBIT A (the "Seller Information") or (b) the omission or alleged omission to state in the Seller Information a material fact required to be stated therein or necessary to make the statements in the Seller Information, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with the Seller Information furnished by such Seller specifically for use in the Offering Materials as attached hereto as EXHIBIT A. Each Seller's liability under this letter agreement shall be in addition to any other liability such Seller may otherwise have.

Washington Mutual Bank (the "Servicer') agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each Depositor indemnified party against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Depositor indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses, arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the information with respect to the Servicer attached hereto as EXHIBIT B (the "Servicer Information") or (b) the omission or alleged omission to the state in the Servicer Information a material fact required to be stated therein or necessary to make the statements in the Servicer Information, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with the Servicer Information furnished by the Servicer specifically for use in the Offering Materials as attached hereto as EXHIBIT B. The Servicer's liability under this letter agreement shall be in addition to any other liability the Servicer may otherwise have.

     Each Owner and Depositor, jointly and severally, agree, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless (i) each Seller, (ii) the Servicer and (iii) each person, if any, who controls such Seller or Servicer within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act ((i) through (iii) collectively, the "Seller indemnified party") against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Seller indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses, arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information or the Servicer Information. Each Owner's or Depositor's liability under this letter agreement shall be in addition to any other liability such Owner or Depositor may otherwise have.

With respect to each claim for indemnification made hereunder, the indemnified party shall notify the indemnifying party in writing, giving notice of the nature of the claim, promptly after receipt of a service of a summons or other first legal process that shall have been served upon such indemnified party, but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party on account of the indemnity contained in this letter agreement, except to the extent that the indemnifying party has been materially prejudiced by such failure.

The indemnifying party will be entitled to participate at its own expense in the defense or, if the indemnifying party so elects, to assume the defense of any suit brought to enforce any such liability (jointly with any other indemnifying party similarly notified), but if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this letter agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (i) the indemnifying party shall have agreed to the retention of such counsel at the expense of the indemnifying party; or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party, and representation of both by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying party be liable, in connection with any proceeding or separate but similar proceedings in the same jurisdiction arising out of the same general allegations or circumstances, for the fees and expenses of more than one counsel (separate from its own counsel) for the indemnified party.

The indemnifying party shall not be liable to indemnify any person for any settlement of any claim effected without the indemnifying party's written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, the indemnifying party shall not, without the prior written consent of an indemnified party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity is or could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

If the indemnification provided for in this letter agreement is determined to be insufficient or unavailable to an indemnified party in respect of any liabilities referred to herein (on the grounds of public policy or otherwise), then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the liabilities and expenses incurred by the indemnified party in such proportion as is appropriate equally to reflect (i) the relative fault and benefits of (a) the indemnifying party on the one hand and (b) the indemnified party on the other hand, in connection with the statements or omissions which resulted in such liabilities (or actions in respect thereof) as well as (ii) any other relevant equitable considerations. The relative fault of each indemnifying party, on the one hand, and of each indemnified party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by, or action within the control of such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnifying party and the indemnified party agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Upon the incurrence of any losses, claims, damages or other liabilities for which a person is entitled to contribution hereunder, the contributor shall reimburse such person entitled to contribution promptly upon establishment by the person entitled to contribution to the contributor of the losses, claims, damages or other liabilities incurred.

Notwithstanding anything to the contrary contained in this letter agreement, in no event shall any Seller or the Servicer have any liability for any indirect, special, punitive or consequential damages, losses, costs or expenses incurred by any Depositor indemnified party or any other party entitled to indemnification or other remedies hereunder.

All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

               (a)     To the Seller(s):

                       Washington Mutual Bank
                       [Washington Mutual Bank fsb]
                       1201 Third Avenue, WMT 1706A
                       Seattle, WA 98101
                       Attention: General Counsel
                       Facsimile:

               (b)     To the Servicer:

                       Washington Mutual Bank
                       1201 Third Avenue, WMT 1706A
                       Seattle, WA 98101
                       Attention: General Counsel
                       Facsimile:

               (c)     To the Owner:

                       -----------------------------

                       -----------------------------

                       -----------------------------

                       -----------------------------
                       Attention:
                       Facsimile:

               (d)     To the Depositor:

                       -----------------------------

                       -----------------------------

                       -----------------------------

                       -----------------------------
                       Attention:
                       Facsimile:

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). This letter agreement may not be assigned by any part) without the express written consent of each other party. Any assignment made in violation of this letter agreement shall be null and void. Amendments of this letter agreement shall be in writing signed by each party hereto. The indemnity and contribution agreements contained in this letter agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any indemnified party, (ii) the issuance of the Securities or
(iii) any termination of this letter agreement. The parties to this letter agreement may execute this letter agreement in counterparts, and all such counterparts shall constitute one and the same instrument. In the event that any provision of this letter agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

No recourse under this letter agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect hereof it being expressly agreed and understood that this letter agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations hereunder is hereby expressly waived as a condition of and in consideration for the execution and delivery of this letter agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please signify your acceptance of this letter agreement by signing below and returning to the undersigned. This letter agreement shall be effective as of the date first stated above upon delivery of written acceptance by all parties hereto.

Very truly yours,

WASHINGTON MUTUAL BANK
a federally chartered savings bank


By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------


[WASHINGTON MUTUAL BANK fsb

a federally chartered savings bank


By:
    ---------------------------------

Name:
      -------------------------------

Title:                              ]
       -----------------------------


Agreed and Accepted,

[OWNER]
a
  -----------------------------------


By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------


[DEPOSITOR]
a
  -----------------------------------


By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------

                                    Exhibit A
                               SELLER INFORMATION


                                   Exhibit A-1

                                    Exhibit B
                              SERVICER INFORMATION

                                   Exhibit B-1